1 Q2 2023 EARNINGS RELEASE August 1, 2023

2Littelfuse, Inc. © 2023 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 31, 2022. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance, ability to generate cash and its credit position enhancing an investor’s overall understanding of its core financial performance. The company believes that these non-GAAP financial measures are commonly used by financial analysts and provide useful information to analysts. Management uses these measures when assessing the performance of the business and for business planning purposes. Note that the definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2023 Q2 2023 HIGHLIGHTS  Solid financial results  Revenue $612m  Adj. Operating Margin 16.8%  Adj. Diluted EPS $3.12  Adj. EBITDA 22.5%  Advanced strategic investments in high-growth end markets  Entered into purchase agreement to acquire 200mm wafer fab from Elmos Semiconductor SE  Will complement current footprint; adds highly-skilled technology team & high-quality wafer operation  Significant design wins in renewables, industrial automation & safety, medical, power supplies, cloud computing to support AI, electrification of vehicles & charging infrastructure  Robust opportunity pipeline across sustainability, connectivity, & safety applications  Strong overall performance year to date reflects resiliency of business model & strength of execution

5Littelfuse, Inc. © 2023 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

2022 **SUSTAINABILITY** REPORT HIGHLIGHTS


Our
Purpose
We empower a sustainable, connected, and safer world

Environment

22%
decrease in Scope 2 GHG **emissions intensity**

138%
increase in **renewable energy**

12%
decrease in overall **energy intensity**

84%
manufacturing sites **ISO 14001 certified**

70%
of our generated **waste is recycled**

Cobalt & Mica
Included in supply chain due diligence

Social

Respect · Customer Focus · Agility · Collaboration

Refined values to support long-term growth strategy

America's Best Midsize Employer Recognition from Forbes

~ 20%
reduced total **injury incident** rate

574
significant **suppliers screened** from ESG perspective

Initiated U.S. pay equity analysis

Governance

2.5 Hours per Employee
of annual **Ethics & Compliance training**

99%
Average completion

Expanded Enterprise Risk Management, formed climate-related risk and opportunities committee and implemented supplier assessments

Formal ESG Policy

Manufacturing site sustainability team

Central ESG software to manage and internally audit our ESG data

~ 5,000 Hours
of **Cybersecurity** and **Data Privacy training** globally

Framework & Disclosure Programs: SUSTAINABLE DEVELOPMENT GOALS · SASB · GRI · CDP · TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES · ecovadis

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2023
6

7Littelfuse, Inc. © 2023 INDUSTRIAL END MARKETS POSITIONED FOR ACCELERATED GROWTH  Leading technologies critical for empowering greater sustainability & safety  High-performing solutions driving significant new business wins in renewables, industrial safety, HVAC, & motor drives  Solar, battery storage systems, safety applications for major retail chains & restaurants  Substantial new business opportunities related to government funded initiatives & infrastructure investments supporting electrification  Multiple technology wins for battery plant construction project with major automotive manufacturer Q2 2023 Highlights

8Littelfuse, Inc. © 2023 TRANSPORTATION END MARKETS EXTENDING OUR LEADERSHIP POSITION  Continued double-digit content outgrowth across passenger vehicle product portfolio  Robust new design wins driven by technical expertise & range of reliable products  Electrification: on-board charging, high-voltage power distribution, battery management systems, drive applications  Electronification: in-cabin cameras, hands-on-detection applications  Commercial vehicle design wins across broad range of applications  Electrification: construction equipment & two/three-wheelers  Agriculture equipment  Broad technology portfolio, enhanced with Western Automation solutions, expands presence in charging infrastructure Q2 2023 Highlights

9Littelfuse, Inc. © 2023 ELECTRONICS END MARKETS EXPANDING OUR LEADERSHIP  Global reach & superior design support accelerating design wins for next generation applications  Safety – critical lifesaving medical devices  Wearable defibrillators, implantable devices  Connectivity – datacenters, communications infrastructure to support machine learning & AI  Sustainability – LED lighting, rechargeable power tools  Continue to unlock opportunities for C&K switches portfolio; cross selling to Littelfuse customers  Pipeline of new business opportunities reflects growing electronics content across diverse applications Q2 2023 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

11Littelfuse, Inc. © 2023  Revenue (-1%) / (-8%) organic, vs PY  Acquisitions +7%  GAAP op margin 15.0%; adj. op margin 16.8%  YTD margins: GAAP operating 16.6%; adj. operating 17.9% & adj. EBITDA 23.6%...aligned with targets  Non-operating items reduced EPS 9 cents  Operating cash flow $98m; free cash flow $82m  YTD: operating cash flow $152m, free cash flow $110m, 69% conversion  Capital structure strength; net debt/EBITDA leverage 1.4x  8% increase in quarterly cash dividend, $2.60 annualized rate  12% CAGR since inception Q2 2023 TOTAL COMPANY FINANCIAL PERFORMANCE GAAP EPS $3.48 $2.79 Adj. EPS $4.26 $3.12 Adj. EBITDA% 27.0% 22.5% $618 $612 Q2-22 Q2-23 Revenue(in millions) See appendix for GAAP to non-GAAP reconciliation Highlights

12Littelfuse, Inc. © 2023 $358 $350 Q2-22 Q2-23 Q2 2023 ELECTRONICS SEGMENT FINANCIAL PERFORMANCE Revenue  Revenue (-2%) / organic (-13%), vs PY  +11% C&K acquisition  Organic strength in margin performance within transitory destocking environment  Continued momentum across portfolio  Growth areas…industrial, medical, renewable applications, auto electrification themes (in millions) Op Margin 29.6% 22.8% Adj. EBITDA% 33.6% 28.5% Highlights See appendix for GAAP to non-GAAP reconciliation

Q2 2023 TRANSPORTATION SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Revenue



$182
$172

	Q2-22	Q2-23
Op Margin	**10.1%**	**4.5%**
Adj. EBITDA%	**15.9%**	**11.0%**

Highlights

- Revenue (-5%) / organic (-6%), vs PY
- Passenger vehicle growth +7%
  - Significant driver of company-wide double-digit content outgrowth
- Commercial vehicle business organic (-17%)
  - Higher than anticipated transitory inventory destocking despite end market growth
- Continued focus on improved op margin trajectory to mid-teens
  - Additional cost reductions
  - Expanded operational footprint shifts
  - Product/customer profitability optimization
  - Ongoing Carling integration initiatives

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2023 13

14Littelfuse, Inc. © 2023 $78 $90 Q2-22 Q2-23 Q2 2023 INDUSTRIAL SEGMENT FINANCIAL PERFORMANCE Revenue  Revenue +15% / organic +9%, vs PY  Western Automation acquisition +6%  Wins across higher-growth and newer end markets  Renewables, energy storage, industrial automation, & safety  Continuation of robust margin profile, aligned with target (in millions) Op Margin 19.5% 16.8% Adj. EBITDA% 22.3% 21.4% See appendix for GAAP to non-GAAP reconciliation Highlights

15Littelfuse, Inc. © 2023 Q3 2023 GUIDANCE  Macro view  Continued growth in renewables, industrial, medical, cloud/AI, electrification themes  Ongoing inventory destocking across Electronics & Transportation segments through this year  Q3 Sales $570 - $595m  (-12%) vs PY; (-5%) sequentially  By segment: growth in Industrial, decline in Electronics & Transportation  Q3 EPS $2.48 - $2.72  Impact from sales volume de-leverage  Adj. tax rate ~19.5% (in millions) See appendix for GAAP to non-GAAP reconciliation $659 $612 $595 - $570 Q3-22 Q2-23 Q3-23 Revenue Adj. EPS $4.28 $3.12 $2.48 - $2.72 GAAP EPS $3.02 $2.79 - Highlights

16Littelfuse, Inc. © 2023 FULL YEAR 2023 CONSIDERATIONS / EXPECTATIONS  F/X (-$0.35) EPS impact, neutral to sales at current F/X rates  Expect to maintain company adjusted operating margins in high-teens  Other Assumptions  $66m amortization expense  $40m interest expense at current rates  Adj. tax rate 18 – 19%  Investing $100 - $110m in capital expenditures  Acquisition of Dortmund semiconductor fab  Expected close early fiscal 2025  Not expected to have a material impact to 2023 / 2024 financial results

17Littelfuse, Inc. © 2023 DIVERSIFICATION OF TECHNOLOGIES, END MARKETS & GEOGRAPHIES DELIVERS DOUBLE-DIGIT REVENUE & EARNINGS CAGR $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 EP S Sa le s Revenue (M$) Adjusted EPS Resilient business model & strong growth strategy  Expanded market leadership & profitability  Playbook to successfully manage through dynamic environments  Prioritizing long-term strategic investments & managing cost structure  Experienced global teams *15-yr: 2007 - 2022; 10-yr: 2012 - 2022; 5-yr: 2017 - 2022 15-, 10-, 5-yr CAGRs* Sales +11% to +16% Adj EPS +17%

18Littelfuse, Inc. © 2023 APPENDIX

19Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION

20Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

21Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

22Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D

23Littelfuse, Inc. © 2023 SUPPLEMENTAL FINANCIAL INFORMATION CONT’D